UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Sumo Logic, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39502	27-2234444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

855 Main Street, Suite 100
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 810-8700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SUMO	NASDAQ (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 9, 2023, Sumo Logic, Inc. (“Sumo Logic”) announced its entry into an Agreement and Plan of Merger, dated as of February 9, 2023 (the “Merger Agreement”), between Serrano Parent, LLC (“Parent”), Serrano Merger Sub, Inc. (“Merger Sub”) and Sumo Logic. The Merger Agreement provides for Merger Sub to be merged with and into Sumo Logic, with Sumo Logic surviving as a wholly owned subsidiary of Parent (the “Merger”).

In connection with the Merger, Sumo Logic held a special meeting of stockholders on May 10, 2023, at 10:00 a.m., Pacific time (the “Special Meeting”).

As of April 3, 2023, the record date for the Special Meeting (the “Record Date”), there were issued and outstanding 124,088,187 shares of Sumo Logic’s common stock, par value $0.0001 per share (the “Common Shares”), each of which was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, the holders of 84,575,488 Common Shares were present in person or represented by proxy.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in detail in Sumo Logic’s definitive proxy statement, dated April 5, 2023 as amended and supplemented by an amendment dated May 1, 2023, filed by Sumo Logic with the Securities and Exchange Commission (the “Proxy Statement”).

	FOR	AGAINST	ABSTAIN
Proposal 1: To adopt the Merger Agreement and approve the Merger.	84,039,824	513,687	21,977

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sumo Logic to its named executive officers in connection with the Merger.	80,099,063	3,501,933	974,492

Proposal 2 was approved.

In light of the approval of Proposal 1, Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting if necessary or appropriate) was rendered moot and was not presented at the Special Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMO LOGIC, INC.

Date: May 10, 2023	By:	/s/ Katherine Haar
Name:	Katherine Haar
Title:	General Counsel